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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8/K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report:

         February 1, 2000 (Date of earliest event reported January 1, 2000)
                                                           ---------------

                   INTER-CONTINENTAL SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)

        Missouri                       04519                 44-0628974
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(State or other jurisdiction        (Commission             (IRS Employer
   or incorporation)                 File No.)           Identification No.)

       4101 Westerly Place, Suite 108, Newport Beach, California 92660
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                     (Address of principal executive offices)

Registrant's telephone number, including area code  714.629.4120
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         2183 Fairview Road, Suite 101, Costa Mesa,California, 92627
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           (Former name or address, if changes since last report.)


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTER-CONTINENTAL SERVICES CORPORATION
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                                                    (Registrant)

Date: February 1, 2000                          /s/  Robert N. Meyer
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                                                     (Signature)

                                                   Robert N. Meyer
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                                                    (Print Name)

                                                        CEO
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                                                      (Title)



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ITEM 4. CHANGE IN CERTIFYING ACCOUNTANT

     Effective January 1, 2000 the certified public accounting firm of Weaver and Martin has been replaced as Certifying Accountant by Edward B. Stonehocker, CPA.

     The address of the previous auditor was:
            Weaver and Martin
            801 West 47th Street, Suite 208
            Kansas City, MO 6411(x)

     The new auditor is:
            Edward B. Stonehocker
            201 South Main Street, Suite 900
            Salt Lake City, UT 84115

     The change was made to facilitate communications after the relocation of the Company's corporate office. There are no disputes or outstanding obligations between the Company and the previous auditor, Weaver and Martin.